UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]

Preliminary Information Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]

Definitive Information Statement

SUPER LUCK, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]        No fee required

[  ]

$125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

[  ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

_________________________________________________________________

2.

Aggregate number of securities to which transaction applies:

_________________________________________________________________

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange

            Act Rule 0-11

_________________________________________________________________

4.

Proposed maximum aggregate value of transaction

_________________________________________________________________

5.

Total fee paid

_________________________________________________________________

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

SUPER LUCK, INC.

11/F, Tower A, Soho New Town

No. 88 Jianguo Road, Chaoyang District,

Beijing, China 100022

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

INTRODUCTION

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and regulation 14C and Schedule C thereunder, this notice and information statement (the “Information Statement”) will be mailed out on or about March 19, 2010 (the “Mailing Date”) to the shareholders of record, as of March 5, 2010 (the “Record Date”), of Super Luck, Inc. (hereinafter referred to as “we,” “us,” “our,” or the “Company”), a Delaware corporation. This Information Statement is being circulated to advise the shareholders of actions already approved and taken without a meeting by written consent of our majority shareholders who hold a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals set forth herein will not be effective until 20 days after the date this Information Statement is mailed to the shareholders; the Company anticipates that the proposal will become effective on or about April 9, 2010 (the “Effective Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)	An amendment to the Company’s Certificate of Incorporation to change the Company’s name to “Beijing Century Health Medical, Inc.”

Attached hereto for your review is an Information Statement relating to the above-described actions. Please read this Information Statement carefully. It describes the essential terms of the amendment to the Company’s Certificate of Incorporation. Additional information about the Company is contained in its reports filed with the United States Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the following actions were taken pursuant to a Written Consent of the majority shareholders of the Company:

(1)

An amendment to the Company’s Certificate of incorporation to change the Company’s name to “Beijing Century Health Medical, Inc.” to be effective as of 20 days after the date this Information Statement is mailed to the Company’s shareholders.

The Board of Directors has fixed the close of business on March 5, 2010 as the Record Date for determining the Shareholders entitled to notice of the foregoing corporate action.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business on March 5, 2010 are entitled to notice of the foregoing action to be effective on or about April 9, 2010.  Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding a majority of the voting rights of all outstanding shares of common stock as of the Record Date voted in favor of the foregoing action by written consent, and having sufficient voting power to approve such proposal through their ownership of the common stock, no other consents will be solicited in connection with this Information Statement. Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder as to how they can notify the Company of their wish to receive a separate copy.

The elimination of the need for a meeting of shareholders to approve this action is made possible by provisions of the Delaware General Corporation Law (the “DGCL”) which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our shareholders, our Board of Directors voted to utilize the written consent of the holder of a majority interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholder who holds a majority of the voting power of our capital stock.

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

THIS INFORMATION STATEMENT AND THE DOCUMENTS INCORPORATED IN THIS DOCUMENT BY REFERENCE CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS AND BUSINESS.  WORDS SUCH AS “ANTICIPATES,” “EXPECTS,” “INTENDS,” “PLANS,” “BELIEVES,” “SEEKS,” “ESTIMATES” AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS.  THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS.

CURRENT INFORMATION ABOUT THE COMPANY

THE COMPANY

Super Luck, Inc. was incorporated under the laws of the State of Delaware on August 10, 2005.  On October 20, 2008, Super Luck, Inc. completed a share exchange transaction with Galaxies River Limited (“Galaxies”), a corporation incorporated under the laws of the British Virgin Islands, and the shareholder of Galaxies (the “Shareholder”).  Upon completion of the share exchange transaction, Galaxies and its wholly-owned subsidiary, Beijing ShijiJiayu Technology Limited (“BSTL”), a company incorporated under the laws of People’s Republic of China (“PRC”) became wholly-owned subsidiaries of the Company (the “Share Exchange”).  Following completion of the Share Exchange, the Company now carries on the business of Galaxies’s subsidiary, BSTL as its sole line of business.

BSTL is engaged in holding the intellectual property rights, production rights, and sales rights of the First Chinese Medicine Acquired Immunodeficiency Syndrome (“AIDS”) Capsules (hereinafter referred to as the “AIDS Medication Capsule”) developed by Century Health Medical Limited (“CHML”), a Chinese company. CHML engages in the research and development of the AIDS Medication Capsule, as well as related medicines and pharmaceutical products in China.

BSTL’s business model is oriented towards collecting revenue generated from the sales of the AIDS Medication Capsule.  BSTL’s business operations are structured around a series of contractual agreements, all of which were discussed and filed as Exhibits to Forms 8-K filed by the Company with the Securities and Exchange Commission on October 23, 2008 and March 8, 2010 (the contractual agreements and all amendments thereto are collectively referred to herein as the “Contractual Agreements”).  Pursuant to the Contractual Agreements, BSTL is entitled to receive 9% of the revenue that CHML generates by sales of the AIDS Medication Capsule.  BSTL’s business plan and the contractual agreements discussed herein relate only to the PRC.

Once CHML receives the necessary governmental approval for nationwide production and distribution of the AIDS Medication Capsule, it is anticipated that CHML will enter into contracts with both manufacturers and wholesale distributors for the large scale production and distribution of the AIDS Medication Capsule throughout the PRC.  As of the date of this Information Statement, CHML has not received government approval for the AIDS Medication Capsule and has not generated any revenue from the sale of the AIDS Medication Capsule.

The chart below depicts the current and anticipated corporate and business structure of the Company.  The Company owns 100% of the capital stock of Galaxies River Limited and has no other direct subsidiaries.  Galaxies owns 100% of the capital stock of BSTL and has no other direct subsidiaries. BSTL has no subsidiaries.

Super Luck, Inc.
(A Delaware corporation)
100% owned
Galaxies River Limited
(A British Virgin Islands Corporation)
Outside China
100% owned
Inside China
Beijing ShijiJiayu Technology Limited
(A PRC Incorporated Company)
IP Transfer Agreement
Sale Authorization Agreement
Century Health Medical Limited
(A PRC Inc. Company)
Production Agreement
Distribution Agreement
To Be Completed Upon Receipt of Drug Registration License for AIDS Medication Capsule
Production Company
Distribution Company

CURRENT DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a director or executive officer. The executive officers are elected annually by the Board of Directors. The directors serve one year terms or until their successors are elected.

The directors and executive officers currently serving the Company are as follows:

Name	Age	Position Held and Tenure
Yan Tsang	52	Director since October 2008
Wilson Kin Cheung	34	Director since August 10, 2005; Chief Executive Officer and Chief Financial Officer since March 2010

Biographical Information

Mr. Yan Tsang  Yan Tsang is 52 years old. He has been a director of the Company since October 2008.  In addition to his work with the Company, Mr. Yan Tsang is also the director and chief executive officer of BSTL, and director of CHML.  He is responsible for the overall business planning and strategic development of both BSTL and CHML. He has been working in a pharmaceutical institution since the early 1980s. In the late 1980s, he was engaged in the international trading and investment of various projects. He participated in projects relating to the development of securities, property investment, entertainment and pharmaceutical products.

Mr. Wilson Kin Cheung  Wilson Kin Cheung is 34 years old.  Mr. Wilson Kin Cheung is currently our Chief Executive Officer, Chief Executive Officer and a director of the Company. Mr. Cheung has more than ten years of experience in the investment banking and corporate finance areas in Hong Kong markets. From July 2005 to the present, Mr. Cheung has been the managing director of Easterly Financial Investment Limited, a Hong Kong corporation, which provides financial advisory services in the Asia Pacific region. From April 2002 to July 2005, Mr. Cheung was a director of Apex Wealth Enterprises Limited, a BVI company (now known as China Security and Surveillance Technology, Inc.) whose business is to manufacture, distribute, install and service security and surveillance products and systems and to develop security and surveillance related software in China. Mr. Cheung was with First Asia Finance Group Limited from December 2001 to July 2005. Mr. Cheung holds a Bachelor of Business degree from the Swinburne University of Technology in Melbourne, Australia. He obtained an EMBA in the Chinese University of Hong Kong in 2006.

Mr. Cheung is currently an officer and director of three other companies which are reporting companies under the Securities Exchange Act of 1934: i) since December 2005, he has been the president and director of Market Data Consultants, Inc., a Delaware corporation which is in business of reselling a market data management software products; ii) since August, 2006, he has been the president and director of China Multimedia, Inc., a Nevada corporation established to provide web design solutions and introduce potential business opportunities to business partners; and iii) since October, 2007, he has been the president, treasurer and director of DNA Systems, Inc., a Nevada corporation established to provide event organizing services to business partners.

Family Relationships

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 1, 2010 certain information with respect to the common stock beneficially owned by (i) each director, nominee to the Board of Directors and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the common stock; and (iii) all directors and executive officers as a group:

Title and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of class
Common	Yan Tsang (1) 11/F, Tower A, Soho New Town, No. 88 Jianguo Road, Chaoyang District, Beijing China	21,636,272	70%
Common	Wilson Kin Cheung(1) Room 2213-14, 22/F, Jardine House, 1 Connaught Place, Central, Hong Kong	5,550,000	17.96%
Common	Ching Ming Andy Cheung Room 2213-14, 22/F, Jardine House, 1 Connaught Place, Central, Hong Kong	1,550,000	5.01%
Common	All Directors and executive officers (2 persons)	27,186,272	87.96%

(1)

The person listed is currently an officer, a director, or both, of the Company.

VOTING SECURITIES & INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the DGCL, a vote by the holders of at least a majority of the outstanding shares of common stock of the Company entitled to vote (the “Voting Shares”) is required to effect the actions described herein. As of the Record Date, the Company had 30,908,960 Voting Shares issued and outstanding, consisting entirely of common stock, which for voting purposes are entitled to one vote per share. The consenting shareholders are the record and beneficial owners of 27,186,272 shares of the Company’s common stock, which represents approximately 87.38% of the total number of Voting Shares. Pursuant to Section 228 of the DGCL, the consenting shareholders voted in favor of the action described herein in a written consent, dated March 5, 2010.  No consideration was paid for the consent. The consenting shareholders’ names, affiliations with the Company and beneficial holdings are as follows: i) Yan Tsang, our director, who owns 21,636,272 shares of the Company’s common stock voted in favor of the name change; and ii) Wilson Kin Cheung, our chief executive officer, chief financial officer and a director of the Company who owns 5,550,000 shares of common stock voted in favor of the name change.

AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors and the consenting majority shareholders have adopted and approved resolutions to amend the Certificate of Incorporation to change the Company’s name Beijing Century Health Medical, Inc., as specifically set forth on Exhibit A, attached hereto.

Dissenter’s Rights

The general corporation law of the State of Delaware does not provide for dissenter’s rights of appraisal in connection with the above described action.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact Wilson Kin Cheung, at 11/F, Tower A, Soho New Town, No. 88 Jianguo Road, Chaoyang District, Beijing, China 100022.  We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.  Copies of our annual report on Form 10-K (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any shareholder to the Company at 11/F, Tower A, Soho New Town, No. 88 Jianguo Road, Chaoyang District, Beijing, China 100022.  Copies of all exhibits to the annual reports on Form 10-K are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

Exhibits

1.

Amendment to the Certificate of Incorporation Super Luck, Inc.

By Order of the Board of Directors,

/s/ Wilson Kin Cheung
Wilson Kin Cheung, Director

March 9, 2010

EXHIBIT A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF

SUPER LUCK, INC.

a Delaware corporation

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST:

That pursuant to a unanimous consent in lieu of a meeting of the Board of Directors of Super Luck, Inc., resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and submitting such amendment to the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the First Article, so that, as amended, said Article shall be and read as follows:

“FIRST: The name of this Corporation is Beijing Century Health Medical, Inc.,”

SECOND: That thereafter, pursuant to a written consent of the stockholders of the corporation in lieu of a meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware the necessary number of shares as required by statute voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 9th day of April, 2010

By:

/s/ Wilson Kin Cheung

Chief Executive Officer